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                                                                   Exhibit 10.51



Recording requested by
and when recorded mail to:

Macdonald, Halsted & Laybourne
Citicorp Plaza, 36th Floor
725 S. Figueroa Street
Los Angeles, California  90017
Attention:  Juliana Stamato, Esq.
--------------------------------------------------------------------------------

     THIS AGREEMENT REGARDING OVERRIDING ROYALTY (this "Agreement") is made as of this 5th day of May, 1988, by and between Coso Energy Developers, a California general partnership ("CED"), and Coso Land Company ("CLC"), a joint venture between California Energy Company, Inc., a Delaware corporation ("CECI"), and Caithness Geothermal 1980 Ltd., a New Jersey Limited Partnership.

                                   RECITALS:
                                   --------

     A. Pursuant to that certain Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources dated April 15, 1988, CLC assigned to Coso Geothermal Company ("CGC"), a joint venture between CECI, CLC, Pacific Geothermal Ltd., L.P., a New Jersey limited partnership, Mt. Whitney Geothermal Limited Partnership, a New Jersey limited partnership, and Mojave Joint Venture (a joint venture between West Coast Geothermal Ltd. and Caithness Geothermal 1980 Limited - Special Group 1, both New Jersey limited partnerships), all of CLC's record title interest in and to that certain Offer to Lease and Lease for Geothermal Resources dated April 19, 1985, effective May 1, 1985 (the "BLM Lease"), between the Bureau of Land Management (the "BLM"), as lessor, and CECI, as lessee. The BLM Lease covers the lands located in Inyo County, California, as more particularly described in Exhibit A attached hereto and made a part hereof (the "BLM Project Area").

     B. CGC subsequently assigned all of its record title interest in the BLM Lease to CED pursuant to that certain Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources dated April 15, 1988, effective May 1, 1988.

     C. CLC, CGC and CED contemplated that CLC would have an overriding royalty interest in the steam produced from the BLM Project Area. CED now desires to grant to CLC such an overriding royalty interest.

     NOW, THEREFORE, in consideration of the foregoing Recitals, which are by this reference incorporated herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Royalty.  CED shall pay to CLC an overriding royalty in an
     ---------   -------
amount equal to five percent (5%) of the value of the steam produced from the BLM Project Area. The value of the steam shall be equal to the steam value used in calculating the royalty payable to the BLM under the BLM Lease. The overriding royalty shall be due and payable on the last day of the month following the month in which the production occurs.

     Section 2.  Certification and Acknowledgment of CLC.  CLC certifies that it
     ---------   ---------------------------------------
is a citizen of the United States, an association of such citizens or an association of corporations and partnerships organized under the laws of the United States or of any State thereof. CLC acknowledges and understands that an overriding royalty may not be less than or greater than the percentages specified in 43 Code of Federal Regulations Section 3241, as may be amended from time to time. CLC further acknowledges and understands that the certification and acknowledgment of CLC contained in this Section 2 are for the benefit of and may be relied upon by CED and the BLM.

     Section 3.  Further Assurances.  CLC and CED agree that, at any time and
     ---------   ------------------
from time to time, upon the written request of the other, such party will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other party may reasonably request in order to obtain the full benefits of this Agreement.

     Section 4.  Severability.  Any provision of this Agreement which is
     ---------   ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     Section 5.  Notices.  All notices, certificates, requests and other
     ---------   -------
communications to any party hereunder shall be in writing (including bank wire, facsimile or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below, or such other address or number as such party may hereafter specify for such purpose by

                                      -2-
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notice to the other party in accordance herewith.  Each such notice, certificate, request or communication shall be effective (i) when presented personally, (ii) if give by mail, five (5) days after such communication is deposited in the U.S. mails, registered, return receipt requested, with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified below. The telecopy (facsimile) numbers provided below are for convenience of the parties only. Transmission by telecopy shall constitute provision of notice under this Agreement only if receipt thereof is acknowledged by the recipient.

          If to CED:          Coso Energy Developers
                              c/o Coso Hotsprings Intermountain Power, Inc.
                              601 California Street
                              San Francisco, California  94108
                              Attention:  Chief Financial Officer
                              Telecopy:  (415) 391-8989

          with copies to:     Macdonald, Halsted & Laybourne
                              Citicorp Plaza, 36th Floor
                              725 South Figueroa Street
                              Los Angeles, California  90017
                              Attention:  Jay M. Davis, Esq.
                              Telecopy:  (213) 629-7206

                              Caithness Geothermal 1980 Ltd.
                              c/o Caithness Corporation
                              380 Lexington Avenue
                              New York, New York  10017
                              Attention:  Mr. James D. Bishop
                              Telecopy:  (212) 557-1587

                              Milbank, Tweed, Hadley & McCloy
                              One Chase Manhattan Plaza
                              New York, New York  10005
                              Attention:  Ola T. Hox, Esq.
                              Telecopy:  (212) 530-5219

          If to CLC:          Coso Land Company
                              c/o California Energy Company, Inc.
                              601 California Street
                              San Francisco, California  94108
                              Attention:  Chief Financial Officer
                              Telecopy:  (415) 391-8989

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          with copies to:     Macdonald, Halsted & Laybourne
                              Citicorp Plaza, 36th Floor
                              725 South Figueroa Street
                              Los Angeles, California  90017
                              Attention:  Jay M. Davis, Esq.
                              Telecopy:  (213) 629-7206

                              Caithness Geothermal 1980 Ltd.
                              c/o Caithness Corporation
                              380 Lexington Avenue
                              New York, New York  10017
                              Attention:  Mr. James D. Bishop
                              Telecopy:  (212) 557-1587

                              Milbank, Tweed, Hadley & McCloy
                              One Chase Manhattan Plaza
                              New York, New York  10005
                              Attention:  Ola T. Hox, Esq.
                              Telecopy:  (212) 530-5219


     Section 6.  Successors and Assigns.  Whenever in this Agreement any of the
     ---------   ----------------------
parties hereto is named or referred to, successors and assigns of such party shall be deemed to be included and all covenants, promises and agreements in this Agreement by and on behalf of the respective parties hereto shall be binding upon and inure to the benefit of the respective successors and permitted assigns of such parties, whether so expressed or not.

     Section 7.  Governing Law.  This Agreement shall be governed by,
     ---------   -------------
interpreted under, and construed and enforced in accordance with the laws of the State of California. Nothing contained herein, however, shall preclude either party from bringing any legal suit, action or proceeding arising out of or relating to this Agreement in the courts of any place where the other party or any of its property or assets, or the property or assets of any of its general partners, may be found or located.

To the extent permitted by applicable law, such party hereby irrevocably submits to the jurisdiction of any such court expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any other court or courts now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

     Section 8.  Amendments and Waivers.  This Agreement may be amended only by
     ---------   ----------------------
a writing signed by the parties hereto.

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

No amendment or waiver of any provision of this Agreement nor consent by either party or any departure by the other party herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged thereby. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (except as expressly provided herein) nor shall any single or partial exercise or any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Agreement supersedes all prior agreements among the parties hereto with respect to the matters addressed herein.

     Section 9.  Headings.  The section headings in this Agreement are included
     ---------   --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 10.  Counterparts.  This Agreement may be executed in any number of
     ----------   ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first shown above.

                         COSO ENERGY DEVELOPERS

                         By: COSO HOTSPRINGS INTERMOUNTAIN POWER, INC., A general partner

                              By:   /s/ Richard A. Nishkian
                                    -----------------------
                                    Name:     Richard A. Nishkian
                                    Title:    Chief Financial Officer

                         By:  CAITHNESS COSO HOLDINGS,
                              A general partner

                              By:   CAITHNESS NAVY II GROUP, L.P.,
                                    A general partner

                                    By:  MOJAVE POWER III, INC.,
                                         A general partner

                                         By:  /s/ Hiram A. Bingham
                                              --------------------
                                              Name:     Hiram A. Bingham
                                              Title:    President

                              By:   CAITHNESS CORPORATION,
                                    A general partner

                                    By:  /s/ Hiram A. Bingham
                                         --------------------
                                         Name:     Hiram A. Bingham
                                         Title:    President

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                         By:  CAITHNESS BLM GROUP, L.P.,
                              A general partner

                              By:   MOJAVE POWER III, INC.,
                                    A general partner

                                    By:  /s/ Hiram A. Bingham
                                         --------------------
                                         Name:     Hiram A. Bingham
                                         Title:    President

                              By:   CAITHNESS CORPORATION,
                                    A general partner

                                    By:  /s/ Hiram A. Bingham
                                         --------------------
                                         Name:     Hiram A. Bingham
                                         Title:    President

                    COSO LAND COMPANY,
                    a California Joint Venture

                    By:  California Energy Company, Inc.,
                         a Delaware Corporation, General Partner

                         By:  /s/ Richard A. Nishkian
                              -----------------------
                              Name:      Richard A. Nishkian
                              Title:     Senior Vice President and
                                    Chief Financial Officer

                    By:  Caithness Geothermal 1980 Ltd.,
                         a New Jersey Limited Partnership
                         A general partner

                         By:  Caithness Corporation
                              a Delaware Corporation
                              A general partner

                              By:   /s/ Hiram A. Bingham
                                    --------------------
                                    Hiram A. Bingham
                                    President

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